Exhibit 99.1

Abuse Liability of Intravenous L-lysine-d-amphetamine (NRP104)
Jasinski, D.R.1; Krishnan, S.2 1 Medicine, Johns Hopkins University, Baltimore, MD, USA.;2 New River Pharmaceuticals Inc., Blacksburg, VA, USA

NRP 104
lisdexamfetamine dimesylate (LDX)

NRP104

•	Pharmacologically inactive pro-drug in which d-amphetamine is covalently bonded to l-lysine
•	Resistant to in vitro hydrolysis
•	Difficult to extract d-amphetamine
•	Designed to have comparable efficacy and tolerability to qd XR stimulants with reduced potential for abuse, diversion and overdose toxicity

Pre-clinical studies

•	NRP104 itself biologically inactive
•	Pro-drug for d-amphetamine
•	Not metabolized in liver
•	Probably rate limited hydrolysis

INTRAVENOUS STUDY

•	Double blind crossover study
•	Drugs given iv over one minute at 48 hour intervals
•	Drugs given according to 3X3 Latin squares
•	25 mg NRP104 contains an equal amount of d-amphetamine base as 10 mg d-amphetamine
•	Primary efficacy measure is “Liking Score”

Behavioral Measures

•	Drug Rating Questionnaire Observers
-	Three VAS
•	Subject feel drug
•	Subject like drug
•	Subject dislike drug
•	Vital signs
-	Systolic and diastolic blood pressure
-	Pulse rate
-	Oral temperature
-	Respiratory Rate

Abuse Liability of Intravenous L-lysine-d-amphetamine (NRP104)
Jasinski, D.R.1; Krishnan, S.2 1 Medicine, Johns Hopkins University, Baltimore, MD, USA.;2 New River Pharmaceuticals Inc., Blacksburg, VA, USA

Subjective Measures

•	Drug Rating Questionnaire Subjects
-	Three VAS
•	Feel drug
•	Like drug
•	Dislike drug
•	ARCI scales
-	Morphine Benzedrine Group (MBG)
-	Amphetamine
-	Benzedrine group
-	LSD specific
-	Pentobarbital Chlorpromazine Alcohol Group (PCAG)
•	Treatment Enjoyment Assessment
-	Which treatment would you take again?

Cohort 1
PK data Cohort 1
Mean d-amphetamine Concentration-Time Plots

Cohort 1

Do you like the drug effect you are feeling now?	Systolic Blood Pressure

Abuse Liability of Intravenous L-lysine-d-amphetamine (NRP104)
Jasinski, D.R.1; Krishnan, S.2 1 Medicine, Johns Hopkins University, Baltimore, MD, USA.;2 New River Pharmaceuticals Inc., Blacksburg, VA, USA

NEW RIVER PROTOCOL NRP104.A02
TREATMENT ENJOYMENT ASSESSMENT
QUESTIONNAIRE DRUG CHOSEN TO TAKE AGAIN
COHORT 1

	Subject	Drug
1	1	d-amphetamine 10 mg
2	3	d-amphetamine 10 mg
3	4	d-amphetamine 10 mg

Findings Cohort 1

•	No subjective or behavioral effects for NRP104 25 mg iv
•	Peak plasma d-amphetamine level peaks
-	d-amphetamine within 5 minutes
-	NRP104 at 2 to 3 hours

Cohort 2

PK data Cohort 2
Mean NRP104 Concentration-Time Plots

PK data Cohort 2
Mean d-amphetamine Concentration -Time Plots

Abuse Liability of Intravenous L-lysine-d-amphetamine (NRP104)
Jasinski, D.R.1; Krishnan, S.2 1 Medicine, Johns Hopkins University, Baltimore, MD, USA.;2 New River Pharmaceuticals Inc., Blacksburg, VA, USA

Cohort 2

Do you like the drug effect you are feeling now?	Systolic Blood Pressure

Analysis of Maximum Effect
Based upon ANOVA

			Dependent Variable
			Do you like the drug effect you are feeling now?	Does the subject like the drug?
Drug Simple Contrast	Contrast Estimate		5.6	3.4
mg vs. placebo	Hypothesized Value		.0	.0
	Difference (Estimate - Hypothesized)		5.6	3.4

	Std. Error		1.9	1.2
	Sig.		.01	.01
	95% Confidence Interval	Lower Bound	1.5	1.0
	for Difference	Upper Bound	9.6	5.9

NRP104 50 mg vs.	Contrast Estimate		2.1	.2
placebo	Hypothesized Value		.0	.0
	Difference (Estimate - Hypothesized)		2.1	.2

	Std. Error		1.9	1.2
	Sig.		.29	.85
	95% Confidence Interval	Lower Bound	-2.0	-2.3
	for Difference	Upper Bound	6.2	2.7

Analysis of Maximum Effect
Based upon ANOVA

			Dependent Variable
			Systolic Blood Pressure	Diastolic Blood Pressure	Pulse Rate
Contrast d-amphetamine 20	Contrast Estimate		15.1	5.8	4.3
mg vs. placebo	Hypothesized Value		.0	.0	.0
	Difference (Estimate - Hypothesized)		15.1	5.8	4.3

	Std. Error		2.9	3.2	2.4
	Sig.		.00	.09	.09
	95% Confidence Interval	Lower Bound	8.9	-1.1	-.7
	for Difference	Upper Bound	21.3	12.6	9.4

NRP104 50 mg vs.	Contrast Estimate		7.2	3.3	5.1
placebo	Hypothesized Value		.0	.0	.0
	Difference (Estimate - Hypothesized)		7.2	3.3	5.1

	Std. Error		2.9	3.2	2.4
	Sig.		.03	.31	.05
	95% Confidence Interval	Lower Bound	1.0	-3.5	.0
	for Difference	Upper Bound	13.4	10.2	10.2

Abuse Liability of Intravenous L-lysine-d-amphetamine (NRP104)
Jasinski, D.R.1; Krishnan, S.2 1 Medicine, Johns Hopkins University, Baltimore, MD, USA.;2 New River Pharmaceuticals Inc., Blacksburg, VA, USA

NEW RIVER PROTOCOL NRP104.A02
TREATMENT ENJOYMENT ASSESSMENT QUESTIONNAIRE
DRUG CHOSEN TO TAKE AGAIN
COHORT 2

	Subject	Drug
1	2	None of the treatments
2	5	d-amphetamine 20 mg
3	6	d-amphetamine 20 mg
4	7	None of the treatments
5	8	NRP104 50 mg
6	9	d-amphetamine 20 mg
7	10	d-amphetamine 20 mg
8	11	d-amphetamine 20 mg
9	12	d-amphetamine 20 mg

Findings Cohort 2

•	Some d-amphetamine-like behavioral and subjective effects but not significantly greater than placebo
•	Blood pressure and pulse effects less than d-amphetamine
•	NRP104 plasma levels 1 hour half life
•	Peak plasma d-amphetamine level peaks
-	d-amphetamine within 5 minutes
-	NRP104 at 2 to 3 hours

Conclusions

•	The A02 study supports pre-clinical findings on NRP104:
-	NRP104 given iv has minimal activity
-	NRP104 is a pro-drug that results in peak d-amphetamine plasma levels at 2 to 3 hours after iv administration

•	NRP104 compared to IR d-amphetamine
-	Lesser degree of subjective and behavioral effects and of later onset
-	Less reinforcing
-	Lower abuse potential

Study supported by New River Pharmaceuticals Inc